SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

                                                                    Pursuant to Section 13 or 15(d) of the

                                                                      Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported):  March 28, 2003

                                                                  McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                Number)

  organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. issued a press release on March 28, 2003 titled “New York Stock Exchange Requests McMoRan Exploration Co. to Issue Public Statement” (see Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  March 28, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1 Press Release dated March 28, 2003 titled “New York Stock Exchange Requests McMoRan Exploration Co. to             Issue Public Statement.”